EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amended and Restated Annual Report of Workstream Inc. (the “Company”) on Form 10-K for the period ended May 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John Long, Chief Executive Officer and Acting Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their respective knowledge:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: August 24, 2011	By: /s/ John Long
John Long Chief Executive Officer (Principal Executive Officer)

DATE: August 24, 2011	By: /s/ John Long
John Long Acting Chief Financial Officer (Principal Financial Officer)